SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, for use of the
                                                  Commission Only (as permitted
[_]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12



                             SMARTSERV ONLINE, INC.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


             -------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


     (5)  Total fee paid:

          ----------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------


     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------


     (3)  Filing Party:

          ----------------------------------------------------------------------


     (4)  Date Filed:

          ----------------------------------------------------------------------

                             SMARTSERV ONLINE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD ON APRIL 24, 1998



To the Stockholders of SmartServ Online, Inc.:


      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of SmartServ Online, Inc., a Delaware corporation (the "Company"), will be held at 3:00 p.m., local time, on Friday, April 24, 1998, at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, for the following purposes:


      1. To elect two (2) Class II directors to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2000 or until their successors are duly elected and qualified;

      2. To approve amendments to the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") to increase the number of shares available for grant of options under the 1996 Stock Option Plan from 400,000 shares to 1,500,000 shares, eliminate the 1996 Stock Option Plan's provision for mandatory annual grants of options to non-employee directors and grant the Company's Compensation Committee discretionary authority to grant options to both employee and non-employee directors, as set forth in the Amended and Restated 1996 Stock Option Plan attached to the Proxy Statement as Exhibit A;

      3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company from 15,000,000 shares to 40,000,000 shares;

      4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to create a class of Preferred Stock, par value $.01 per share of the Company consisting of 1,000,000 authorized shares;

      5. To approve the issuance of warrants to purchase 3,055,555 shares of Common Stock of the Company to a consultant of the Company;

      6. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1998; and

      7. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on Tuesday, February 24, 1998 as the record date for determining those stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during the Annual Meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, 18th Floor, New York, New York.

      All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, please promptly mark, sign and date the enclosed proxy and return it in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                              By Order of the Board of Directors


                                              Sebastian E. Cassetta
                                              Secretary


Stamford, Connecticut
March  30, 1998

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             SMARTSERV ONLINE, INC.
                             ----------------------
                                 PROXY STATEMENT
                             ----------------------



      The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SmartServ Online, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Friday, April 24, 1998, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.

      The approximate date on which this Proxy Statement and the accompanying proxy will first be sent or given to stockholders is March 30, 1998. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended June 30, 1997 and the Company's Quarterly Report for the fiscal quarter ended December 31, 1997, both of which accompany this Proxy Statement.


      The Company's principal executive offices are located at Metro Center, One Station Place, Stamford, Connecticut 06902, and its telephone number is (203) 353-5950. The Company can also be reached on the Internet at http://www.smartserv.com.

                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing a written revocation or duly executed proxy bearing a later date with the Company's Secretary at the Company's headquarters; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, a proxy solicitation firm, to solicit proxies. The fee to be paid to such firm is not expected to exceed $2,500. Employees of the Company may also solicit proxies in person, by telephone or otherwise. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries.

                             PURPOSES OF THE MEETING

      At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

      (1) The election of two (2) Class II directors to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2000 or until their successors are duly elected and qualified;

      (2) The approval of amendments to the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") to increase the number of shares available for grant of options under the 1996 Stock Option Plan from 400,000 shares to 1,500,000 shares, eliminate the 1996 Stock Option Plan's provision for mandatory annual grants of options to non-employee directors and grant the Company's Compensation Committee discretionary authority to grant options to both employee and non-employee directors, as set forth in the Amended and Restated 1996 Stock Option Plan (the "Amended and Restated Plan") attached hereto as Exhibit A;

      (3) The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Common Stock, par value $.01 per share, of the Company from 15,000,000 shares to 40,000,000 shares;

      (4) The approval of an amendment to the Company's Certificate of Incorporation to create a class of Preferred Stock, par value $.01 per share, of the Company consisting of 1,000,000 authorized shares;

      (5) The approval of the issuance of warrants to purchase 3,055,555 shares of Common Stock of the Company to a consultant of the Company;

      (6) The ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1998; and

      (7) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

            Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, for approval of the amendments to the 1996 Stock Option Plan, for approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock, for approval of the amendment to the Certificate of Incorporation to create a class of Preferred Stock, for approval of the issuance of warrants to a certain consultant of the Company and for ratification of the appointment of Ernst & Young LLP as the Company's auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

            The Board of Directors has set the close of business on Tuesday, February 24, 1998 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 3,958,339 shares of Common Stock issued and outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting.

            The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of any other matter that is being submitted to a vote of the stockholders. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter.

                               SECURITY OWNERSHIP


            The following table sets forth, as of March 16, 1998, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares, (ii) each director of the Company, (iii) each Named Executive Officer and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person's name.


NAME AND ADDRESS OF                AMOUNT AND NATURE OF           PERCENT OF
BENEFICIAL OWNER (1)               BENEFICIAL OWNERSHIP (2)   OUTSTANDING SHARES (3)
--------------------               ------------------------   ----------------------

Steven T. Francesco
23 Lakeview Avenue
New Canaan, Connecticut 06840...........    839,445                   21.21%

Sebastian E. Cassetta
c/o SmartServ Online, Inc.
Metro Center, One Station Place
Stamford, CT 06902 .....................    376,250                    9.51%


InterBank Communications, Inc.
1733 Connecticut Avenue, N.W.
Washington, DC 20009 ...................    204,250(4)                 5.04%


Catherine Cassel Talmadge...............     32,500(5)                  *

L. Scott Perry..........................     35,000(5)                  *

Claudio Guazzoni........................    207,895(6)                 4.99%




NAME AND ADDRESS OF                AMOUNT AND NATURE OF           PERCENT OF
BENEFICIAL OWNER (1)               BENEFICIAL OWNERSHIP (2)   OUTSTANDING SHARES (3)
--------------------               ------------------------   ----------------------

Mario F. Rossi..........................      4,500                     *


Robert H. Steele........................     25,000(7)                  *

All executive officers and directors
as a group (8 persons)..................  1,595,590(8)                35.88%


--------------------
*                 Less than 1%

(1) Under the rules of the Securities and Exchange Commission (the "SEC"), addresses are only given for holders of 5% or more of the outstanding Common Stock of the Company.

(2) Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date hereof. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of Common Stock beneficially owned.


(3) Represents the number of shares of Common Stock beneficially owned as of March 16, 1998, by each named person or group, expressed as a percentage of the sum of all of the shares of such class outstanding as of such date and the number of shares not outstanding but beneficially owned by such named person or group.

(4) Includes 10,000 shares subject to currently exercisable warrants. The Company has been advised that Simon A. Hershon, President of InterBank
      Communications, Inc. ("InterBank"), exercises voting control and dispositive power over any shares beneficially owned by InterBank and may therefore be deemed to be a controlling person of InterBank.

(5)   Includes 30,000 shares subject to currently exercisable options.

(6) Includes 25,000 shares subject to currently exercisable options. Also includes 182,895 shares subject to currently exercisable warrants owned by The Zanett Securities Corporation ("ZSC"). Mr. Guazzoni is a managing director and principal of ZSC. Mr. Guazzoni disclaims beneficial ownership of these shares to the extent they exceed his interest in ZSC.

(7)   Includes 25,000 shares subject to currently exercisable options.

(8) Includes 293,895 shares subject to currently exercisable options and warrants.

CHANGES IN CONTROL


            On February 6, 1998, at a meeting of the Board of Directors of the Company, the Board of Directors voted to terminate the Company's employment contract with Steven T. Francesco, the Company's then president and chief operating officer. Mr. Francesco is still a member of the Company's Board of Directors.

            The Company and each of Messrs. Cassetta and Francesco have entered into an agreement with Zanett Capital, Inc. ("Zanett") dated as of September 29, 1997 (the "Zanett Agreement"), which provides, among other things, that at the written request of Zanett, the Company will appoint such number of designees of Zanett to its Board of Directors so that the designees of Zanett will constitute a majority of the members of the Board of Directors of the Company. By letter dated February 9, 1998 from Zanett to the Company, Zanett has agreed not to exercise such rights under the Zanett Agreement unless and until an event of default occurs under the terms of the 4,000 Prepaid Common Stock Purchase Warrants (the "Prepaid Warrants") issued by the Company on or about September 29, 1997 and has further agreed to waive a certain prior event of default. In the event Zanett were to exercise its rights under the Zanett Agreement, it would have the right to designate a majority of the directors of the Company, who in turn would have the right to appoint new officers for the Company and thereby control its operations and day-to-day activities. Although the stockholders of the Company, at subsequent annual meetings, could vote against the Zanett nominees, it is generally difficult to replace incumbent directors without a large bloc of votes. In addition, Messrs. Cassetta and Francesco have agreed under the Zanett Agreement to vote their shares of Common Stock, currently representing approximately 30.7% of the outstanding stock of the Company, and any shares they may acquire in the future, in favor of the designees of Zanett at each annual meeting of stockholders of the Company at which directors are elected. The Company and Messrs. Cassetta and Francesco have further agreed in the Zanett Agreement that all Company expenditures in excess of $2,000 must be approved in advance by Zanett. Zanett is partly owned and controlled by Claudio Guazzoni, who was appointed to the Company's Board of Directors on January 11, 1998 as a Class I Director. Zanett and ZSC may be deemed to be related parties.

            As described under "Proposal to Approve the Issuance of Warrants to Purchase 3,055,555 Shares of Common Stock of the Company to a Consultant of the Company" below, the Company entered into a Consulting Agreement with Bruno Guazzoni whereby it agreed to issue to him warrants to acquire 3,555,555 shares of Common Stock of the Company exercisable at $1.125 per share (the "Consultant Warrants"). The Company has issued to Mr. Guazzoni Consultant Warrants to acquire 3,555,555 shares of Common Stock, which includes the Consultant Warrants to purchase 3,055,555 shares which are being submitted to stockholders for approval. Bruno Guazzoni is also the beneficial owner of 569 Prepaid Warrants and Zanett Lombardier, Ltd. ("Lombardier"), which may be deemed to be controlled by Bruno Guazzoni, is the owner of 1,100 Prepaid Warrants. Lombardier also holds warrants (the "Lombardier Warrants") to acquire an additional 580,000 shares of Common Stock of the Company. Although the Consultant Warrants, the Prepaid Warrants and the Lombardier Warrants are exercisable in full, they each provide that they may not be exercised if the holder would then own more than 4.99% of the outstanding Common Stock of the Company; such restriction may, however, be waived by the holder upon 61 days notice to the Company. If Bruno Guazzoni and Lombardier were to send such a notice to the Company and thereafter exercise all of the Consultant Warrants, the Prepaid Warrants and the Lombardier Warrants, he would be entitled to receive (based upon the current exercise price of such Warrants) an aggregate of 5,260,186 shares of Common Stock which would equal approximately 57% of the outstanding shares of Common Stock of the Company (assuming no other warrants were exercised by the holders thereof).

            ZSC holds warrants (the "ZSC Warrants") to purchase an aggregate of 670,200 shares of Common Stock of the Company, all of which are currently exercisable; however, the ZSC Warrants provide that they may not be exercised if ZSC would then own more than 4.99% of the outstanding Common Stock of the Company; such restriction may, however, be waived by ZSC on 61 days notice to the Company. If ZSC were to send such a notice to the Company and thereafter exercise all of the ZSC Warrants, it would be entitled to receive approximately 14.5% of the outstanding shares of Common Stock of the Company (assuming no other warrants were exercised by the holders thereof). In addition, Samuel L. Milbank, a managing director and a principal of ZSC, holds 50 Prepaid Warrants (which may, based upon the current exercise price of the Prepaid Warrants, be exercised for 35,714 shares of Common Stock of the Company). Claudio Guazzoni, also a managing director and a principal of ZSC, holds options to purchase an additional 25,000 shares of Common Stock of the Company.

            The Company has been advised that Bruno Guazzoni is the uncle of Claudio Guazzoni, that Claudio Guazzoni is not affiliated with Lombardier and that Bruno Guazzoni is not affiliated with ZSC or Zanett.

            The Consultant Warrants are described in detail under "Proposal to Approve the Issuance of Warrants to Purchase 3,055,555 Shares of Common Stock of the Company to a Consultant to the Company" below. Each Prepaid Warrant entitles the holder to purchase that number of shares of Common Stock that is equal to $1,000 divided by the applicable exercise price. The exercise price was determined initially as 70% of the average closing bid price of the Common Stock for the 10 trading days ending on the day prior to the issuance of the Prepaid Warrants. The exercise discount increases by 1% for each subsequent 60 day period that the Prepaid Warrants may be exercised after December 29, 1997. The sale of Common Stock issued upon exercise of the Prepaid Warrants is restricted to one-third for the first 60, 90 and 120 days subsequent to February 27, 1997.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the SEC. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to fiscal year ended June 30, 1997, the Company believes that its Reporting Persons complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended June 30, 1997.

                         ELECTION OF DIRECTORS; NOMINEES

            The Company's Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than 15 as fixed from time to time by the Board of Directors. The Board of Directors has fixed at seven the number of directors that will constitute the Board for the ensuing year.

            Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. The term of office of Class III and Class I directors expire at the Company's 1998 and 1999 Annual Meetings of Stockholders, respectively. Directors elected to succeed those whose terms expire at the Annual Meeting shall be elected to a term of office expiring at the Company's 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until any such director's earlier resignation or removal. The current directors of the Company and their respective classes and terms of office are as follows:

                                                                    TERM
   DIRECTOR                            CLASS                      EXPIRES AT
Sebastian E. Cassetta                    III                1998 Annual Meeting
Steven T. Francesco                      III                1998 Annual Meeting
L. Scott Perry                            I                 1999 Annual Meeting
Claudio Guazzoni                          I                 1999 Annual Meeting
Catherine Cassel Talmadge                 I                 1999 Annual Meeting
Mario F. Rossi                           II                 1997 Annual Meeting
Robert H. Steele                         II                 1997 Annual Meeting



            Two Class II directors are to be elected at the Annual Meeting for a term expiring at the Company's 2000 Annual Meeting of Stockholders. The Company's current Class II directors, Messrs. Rossi and Steele, have been nominated for election as Class II directors at the Annual Meeting.


            The Board of Directors has no reason to believe that either of its nominees will be unable or unwilling to serve if elected to the Board and, to the knowledge of the Board of Directors, each nominee intends to serve the entire term for which election is sought. However, should either nominee become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by the Board of Directors will be voted for such other persons as the Board may determine.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

            The following table sets forth information with respect to the executive officers and directors of the Company.

         NAME                      AGE                  POSITION
         ----                      ---                  --------

Sebastian E. Cassetta..............49        Chief Executive Officer, Chairman
                                             of the Board, Secretary and Class
                                             III Director
Thomas W. Haller, CPA..............43        Vice President, Treasurer and Chief
                                             Financial Officer
Mario F. Rossi.....................59        Vice President of Operations and
                                             Class II Director

Catherine Cassel Talmadge..........45        Class I Director
L. Scott Perry ....................52        Class I Director
Claudio Guazzoni...................35        Class I Director

Robert H. Steele...................59        Class II Director

Steven T. Francesco................41        Class III Director


            SEBASTIAN E. CASSETTA has been Chief Executive Officer, Chairman of the Board, Secretary and a director of the Company since its inception in August 1993. Mr. Cassetta was also the Company's Treasurer from its inception until March 1996. From June 1987 to August 1992, Mr. Cassetta was the President of Burns and Roe Securacom Inc., an engineering and large-scale systems integration firm. From August 1992 to January 1994, Mr. Cassetta was a consultant to Smart Phone Services, Inc. He is also a former Vice President of Brinks, Incorporated.

            THOMAS W. HALLER, CPA joined the Company as Vice President, Treasurer and Chief Financial Officer in March 1996. From December 1992 to February 1996, Mr. Haller was a Senior Manager at Kaufman Greenhut Forman, LLP, a public accounting firm in New York City where he was responsible for technical advisory services and the firm's quality assurance program. From June 1991 to December 1992, Mr. Haller was engaged in the practice of public accounting as a consultant to certain entrepreneurial companies. From December 1982 to May 1991 he was a Senior Manager with Ernst & Young LLP, an international public accounting and consulting firm, where he had responsibility for client services and new business development in the firm's financial services practice.

            MARIO F. ROSSI has been Vice President of Operations of the Company since December 1994. Mr. Rossi was appointed a director of the Company on February 23, 1998. From January 1989 to December 1994, Mr. Rossi was Vice President of Operations of MVS Inc., a fiber optic systems company.

            CATHERINE CASSEL TALMADGE has been a director of the Company since March 1996. Since June 1997, Ms. Talmadge has been Vice President, Affiliate Development of the Roadrunner division of Time Warner Cable. From January 1994 to June 1997, Ms. Talmadge had been Vice President, Time Warner Cable
Programming of Time Warner Cable, a division of Time Warner Entertainment Company, L.P. ("Time Warner"). From September 1984 to January 1994, she held various positions with Time Warner, including Director, Programming Development; Operations Director, Financial Analyses; and Manager, Budget Department.



            L. SCOTT PERRY has been a director of the Company since November 1996. Since December 1995, Mr. Perry has been Vice President, Advanced Platform Services of AT&T Corp. From January 1989 to December 1995, Mr. Perry held various positions with AT&T including Vice President - Business Multimedia Services, Vice President (East) - Business Communications Services and Vice President - Marketing, Strategy and Technical Support for AT&T Data Systems Group. Since February 1996, Mr. Perry has also been the Chief Executive Officer of GeoSphere Communications, a networking software company. Mr. Perry serves on the Board of Directors of Junior Achievement of New York, is a member of the Cornell University Engineering College Advisory Council and serves on the Board of INEA, a private financial planning software company based in Toronto, Canada.


            CLAUDIO GUAZZONI was appointed a director of the Company on January 11, 1998. Since 1993, Mr. Guazzoni has been President of ZSC and Zanett providing financial and strategic consulting services to growth companies. Prior to joining Zanett, Mr. Guazzoni was a Money Manager with Delphi Capital Management, Inc. in 1992 and an associate with Salomon Brothers, Inc. from 1985 to 1991. Since March 1996, Mr. Guazzoni has been a member of the Board of Directors of American BioMed, Inc.

            ROBERT H. STEELE was appointed a director of the Company on February 23, 1998. Since February 1998, Mr. Steele has been Vice Chairman of the John Ryan Company ("John Ryan"), an international bank support and marketing company. From 1992 to February 1998, Mr. Steele was a Senior Vice President with John Ryan. Mr. Steele is a member of the board of directors of Moore Medical Corp., Scan Optics, Inc., Accent Color Sciences, Inc. and the NLC Insurance Companies, Inc.

            STEVEN T. FRANCESCO has been a director of the Company since January 1994 and was President and Chief Operating Officer of the Company since its inception to February 1998. From May 1990 to October 1992, Mr. Francesco was a Senior Vice President of Darien Development Corporation, a technology consulting firm. Mr. Francesco was also President of Smart Phone Services, Inc. from October 1991 to December 1993.


            The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided by the employment agreements described below under "Executive Compensation -- Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            During the year ended June 30, 1997, the Board of Directors held two meetings and took certain action on four other occasions by written consent. During such year, each director attended at least 75 percent of the aggregate of
(i) the number of meetings of the Board of Directors held during the period he or she served on the Board, and (ii) the number of meetings of the Compensation Committee held during the period he or she served on such committee.


            The Compensation Committee , currently composed of Messrs. Guazzoni and Steele , has authority over officer compensation and administers the Company's Amended and Restated Plan. The Compensation Committee met three times during fiscal 1997, including two times by written consent.


            On February 23, 1998, the Board of Directors established an Audit Committee, composed of Mr. Perry and Ms. Talmadge. Such committee serves as the Board's liaison with the Company's auditors.

DIRECTORS' COMPENSATION

            Each director who is not an officer or employee of the Company is reimbursed for his or her out-of-pocket expenses incurred in connection with attendance at meetings or other Company business. No person receives a fee for serving as a director or for attendance at Committee meetings.

            In April 1996 the Board of Directors adopted, and on November 4, 1996 the stockholders approved, the 1996 Stock Option Plan pursuant to which each person who was not a salaried employee of the Company on November 4, 1996 and became a director was granted on such date an option to purchase 5,000 shares of Common Stock. Thereafter, on the date on which an individual who was not a salaried employee of the Company first become a director, he or she was granted an option to purchase 5,000 shares of Common Stock. In addition, immediately following each annual meeting of stockholders at which directors were elected, each person who was not a salaried employee of the Company and was then a director was granted an option to purchase an additional 5,000 shares of Common Stock. The exercise price of each share of Common Stock under any option granted to a director under the 1996 Stock Option Plan was equal to the fair market value of a share of Common Stock on the date the option was granted. In February 1998, the Board of Directors approved the Amended and

Restated Plan, certain provisions of which are subject to stockholder approval, which, among other things, eliminated the provisions of the 1996 Stock Option Plan relating to the automatic grant of options to non-employee directors. SEE "Proposal to amend the Company's 1996 Stock Option Plan to increase the number of shares available for grant of options from 400,000 shares to 1,500,000 shares, eliminate mandatory grants of options to non-employee directors and grant the Compensation Committee discretionary authority to grant options to both employee and non-employee directors."


                             EXECUTIVE COMPENSATION

            The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and for each other executive officer of the Company whose compensation exceeded $100,000 in fiscal 1997 (the "Named Executive Officers") for services in all capacities to the Company during the last three fiscal years:

                         SUMMARY COMPENSATION TABLE (1)

                                                                              LONG-TERM
                                                                            COMPENSATION
                                       ANNUAL COMPENSATION                     AWARDS
                            --------------------------------------------    ------------
                                                             OTHER
                                                             ANNUAL          SECURITIES
     NAME AND               FISCAL                           COMPEN-          UNDERLYING         ALL OTHER
PRINCIPAL POSITION           YEAR      SALARY     BONUS      SATION(2)(3)     OPTIONS          COMPENSATION
------------------           ----      ------     -----      ------------     ---------         ------------
Sebastian E. Cassetta        1997     $125,000      __         $ 9,750          100,000               __
Chief Executive Officer      1996     $125,000      __         $ 9,750          100,000(4)            __
                             1995     $125,000      __         $ 9,750              __                __


Steven T. Francesco          1997     $125,000      __         $ 9,750          100,000               __
President and                1996     $125,000   $22,000       $ 11,750         100,000(4)         $20,000(5)
Chief Operating              1995     $125,000      __         $ 9,750              __                __
Officer(6)


--------------------

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1995, 1996 or 1997.

(2) As to each Named Executive Officer, the aggregate amount of personal benefits not included in the Summary Compensation Table does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus paid to such Named Executive Officer.

(3)   Amounts shown consist of a non-accountable expense allowance.

(4) In fiscal 1997 the Compensation Committee of the Board of Directors canceled the stock options representing these underlying shares and granted new options to Messrs. Cassetta and Francesco. On February 6, 1998, the Board terminated Mr. Francesco's employment agreement with the Company and his options were canceled.

(5) Represents a payment by the Company to Mr. Francesco of an aggregate amount equal to the additional income taxes and penalties resulting from the early withdrawal by him from an IRA of $35,000 which he loaned to the Company.


(6)   Mr. Francesco ceased to be an officer of the Company in February 1998.



STOCK OPTIONS

            The following table sets forth information with respect to stock options granted to the Named Executive Officers during fiscal year 1997:

                          OPTION GRANTS IN FISCAL 1997
                             (INDIVIDUAL GRANTS)(1)


                        NUMBER OF      % OF TOTAL
                       SECURITIES       OPTIONS
                       UNDERLYING      GRANTED TO
                         OPTIONS       EMPLOYEES      EXERCISE     EXPIRATION
   NAME                  GRANTED     IN FISCAL 1997    PRICE        DATE (2)
   ----                 ---------    --------------   -------      ---------

Sebastian E. Cassetta    100,000         23.6%        $5.0625     July 15, 2006

Steven T. Francesco       19,753          4.7%        $5.56875    July 15, 2001
                          80,247         18.9%        $5.0625     July 15, 2006
-------------------


(1) No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during fiscal 1997. On September 24, 1997, the Compensation Committee granted new stock options to employees conditional upon cancellation of all of their existing stock options. As a consequence of this action and upon cancellation of the options described above, Mr. Cassetta received an option to purchase 100,000 shares of the Company's Common Stock exercisable at a price of $2.00 per share expiring on September 23, 2007 and Mr. Francesco received an option to purchase 45,454 shares of the Company's Common Stock exercisable at a price of $2.20 per share expiring on September 23, 2002 and an option to purchase 54,456 shares of the Company's Common Stock exercisable at a price of $2.00 per share expiring on September 23, 2007. The options become exercisable in full on the first anniversary of the grant date. On February 6, 1998, upon termination of his employment by the Board, the options held by Mr. Francesco were canceled.


(2) The options become exercisable in full on the first anniversary of the grant date.

            The following table sets forth information as to the number of unexercised shares of Common Stock underlying stock options at fiscal year end and the value of unexercised in-the-money stock options at fiscal year end:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION VALUE (1)

                                                   NUMBER OF
                                                  UNEXERCISED
                                                   SECURITIES            VALUE OF
                          SHARES               UNDERLYING OPTIONS   UNEXERCISED IN-THE-
                         ACQUIRED              AT FISCAL YEAR END     MONEY YEAR END
                            ON       VALUE        EXERCISABLE/         EXERCISABLE/
    NAME                 EXERCISE  REALIZED      UNEXERCISABLE       UNEXERCISABLE (2)
    ----                 --------  --------     ---------------      -----------------
Sebastian E. Cassetta....... --       --           0/100,000                $0/$0

Steven T. Francesco......... --       --           0/100,000                $0/$0

---------------

(1) No SARs were granted to, or exercised by any of the Named Executive Officers during fiscal 1997.


(2) Value is based on the closing price of the Company's Common Stock as reported by the National Association of Securities Dealers' Automated Quotation System ("NASDAQ Small Cap") on June 30, 1997 ($2.00) less the exercise price of the option.



EMPLOYMENT AGREEMENTS

            The Company and Sebastian E. Cassetta are parties to an Employment Agreement (the "Cassetta Agreement"), effective January 31, 1994, which expires on January 31, 1999. The Cassetta Agreement provides for (i) an annual base salary of $125,000, (ii) a performance bonus for each fiscal year between June 30, 1995 and June 30, 1998, payable in cash and Common Stock of the Company, in the event the Company achieves the levels of earnings before interest, income taxes, depreciation and amortization ("EBITDA") provided therein and (iii) any additional amount as determined by the Board or an outside compensation board. The EBITDA goal is $10,500,000 for 1998. If the goal is achieved, Mr. Cassetta will receive a cash bonus of one-half of one percent of the goal and approximately 22,000 shares of Common Stock. Pursuant to the Cassetta Agreement, Mr. Cassetta is also entitled to participate in any present or future insurance, pension, retirement, profit sharing or bonus plan or other compensation or incentive plan adopted by the Company for the general and overall benefit of full-time principal executives of the Company, such participation to be upon the same terms and conditions as generally relate to such full-time principal executives. Pursuant to the Cassetta Agreement, in the event that Mr. Cassetta's employment is terminated without cause, the Company is obligated to make a severance payment to Mr. Cassetta in the amount of $250,000 within 30 days following the date of such termination.


            The Company and Steven T. Francesco were parties to an Employment Agreement (the "Francesco Agreement"), effective January 31, 1994, which was to expire on January 31, 1999. The Francesco Agreement provided for (i) an annual base salary of $125,000, (ii) a performance bonus for each fiscal year between June 30, 1995 and June 30, 1998, payable in cash and Common Stock of the Company, in the event the Company achieved the levels of EBITDA provided therein and (iii) any additional amount as determined by the Board or an outside compensation board. The EBITDA goals and bonuses were the same as those in the Cassetta Agreement. Pursuant to the Francesco Agreement, Mr. Francesco was entitled to participate in any present or future insurance, pension, retirement, profit sharing or bonus plan or other compensation or incentive plan adopted by the Company for the general and overall benefit of full-time principal executives of the Company, such participation to be based upon the same terms and conditions as generally related to such full-time principal executives. Pursuant to the Francesco Agreement, in the event that Mr. Francesco's employment was terminated without cause, the Company was obligated to make a severance payment to Mr. Francesco in the amount of $250,000 within 30 days following the date of such termination.


On February 6, 1998, the Board of Directors of the Company voted to terminate the Francesco Agreement for cause. Accordingly, no severance payment was made to Mr. Francesco. Prior to such termination, on or about December 15, 1997, Mr. Francesco filed a complaint against the Company, Sebastian E. Cassetta (its Chairman of the Board and Chief Executive Officer), Bruno Guazzoni, Claudio Guazzoni (a current Board member), ZSC and Zanett in the Supreme Court of the State of New York, County of New York. In an amended complaint, which was served on or about December 29, 1997, Mr. Francesco alleged, among other things, that the Company breached the terms of the Francesco Agreement. The amended complaint seeks damages against the Company in an unspecified amount and injunctive relief. The Company has moved the Court to dismiss certain of the claims against it. That motion is currently pending. No disclosure in this action has yet been noticed or taken. The Company intends to vigorously defend this action.


CERTAIN TRANSACTIONS


            On September 29, 1997, the Company, Messrs. Cassetta and Francesco and Mr. Bruno Guazzoni (an uncle of Claudio Guazzoni) entered into an agreement whereby Messrs. Cassetta and Francesco agreed to vote the shares of Common Stock of the Company then beneficially owned by them, representing 376,250 and 839,445 shares, respectively (collectively, the "Insider Shares"), which Insider Shares currently represent approximately 30.7% of the total number of issued and outstanding Common Stock of the Company, in favor of the proposal to amend the Company's Certificate of Incorporation to increase its authorized shares of Common Stock to 40,000,000. If the proposed amendment is not approved by the stockholders, Messrs. Cassetta and Francesco have each agreed to submit all certificates representing the Insider Shares to the Company's transfer agent for cancellation and cause the Company to instruct the Company's transfer agent to cancel said shares and reserve such shares for Mr. Bruno Guazzoni. Further, Mr. Cassetta has agreed to waive any right which he may have to cause the Company to continue to reserve 225,000 shares of Common Stock for issuance upon exercise of his stock options granted to him under the 1996 Stock Option Plan and Messrs. Cassetta and Francesco have further agreed to certain restrictions on transfer of any of the Insider Shares. SEE "Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock."

            In March 1996, upon the consummation of the Company's Initial Public Offering, the Company and InterBank agreed to terminate a Consulting Agreement entered into on June 1, 1995 and, in consideration therefor, the Company issued 10,000 warrants to InterBank and paid InterBank $50,000. The Company also paid InterBank $36,000 in full settlement of all amounts past due under the Consulting Agreement. On the date of the execution and delivery of the Consulting Agreement, InterBank beneficially owned more than 5% of the Company's Common Stock and Simon A. Hershon, Ph.D., President of InterBank, was a director of the Company. Mr. Hershon was a director of the Company until November 1996.

                  In March 1996, upon the consummation of the Company's Initial Public Offering, the Company repaid $707,780 principal amount of certain 12% convertible subordinated notes (and accrued interest thereon), and the balance of the notes and accrued interest thereon was converted into 427,735 shares of Common Stock or more than 5% of the then outstanding shares of Common Stock. Holders of such notes were present or former investment advisory clients of Laifer Capital Management, Inc., an entity otherwise independent of both the Company and its affiliates.


            In connection with a private placement of securities made by the Company in 1995, Sebastian E. Cassetta and Steven T. Francesco, each then an officer, director and beneficial owner of more than 5% of the Common Stock of the Company, entered into a Non-Recourse Guaranty and Pledge Agreement, dated October 2, 1995 (the "Pledge Agreement"), with the placement agent for such securities as agent for the subscribers named therein, pursuant to which Messrs. Cassetta and Francesco each pledged 250,000 shares of Common Stock, which shares secured the repayment of the $1,200,000 principal amount of promissory notes sold by the Company to such subscribers. The notes were repaid in March 1996 upon the consummation of the Company's Initial Public Offering, whereupon the Pledge Agreement was terminated.

            The Company believes that the terms of the transactions described above between the Company and its officers, directors or other affiliates were no less favorable to the Company than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions. In addition, the Company has adopted a policy whereby all future transactions and/or loans between the Company and its officers or directors will be on terms that the Company believes are no less favorable than could be obtained from unaffiliated third parties (at the time such transactions and/or loans are entered into) and will be approved by a majority of the independent disinterested directors of the Company.


            PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT OF OPTIONS FROM 400,000 SHARES TO 1,500,000 SHARES, ELIMINATE MANDATORY GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS AND GRANT THE COMPENSATION COMMITTEE DISCRETIONARY AUTHORITY TO GRANT OPTIONS TO BOTH EMPLOYEE AND NON-EMPLOYEE DIRECTORS


            On April 16, 1996, the Board of Directors adopted the Company's 1996 Stock Option Plan. On September 30, 1996 the Board of Directors approved amendments to the 1996 Stock Option Plan. On November 4, 1997 the stockholders approved the 1996 Stock Option Plan. On December 6, 1996, the Board of Directors amended the 1996 Stock Option Plan. On February 23, 1998 the Board of Directors approved the Amended and Restated Plan, certain provisions of which are subject to stockholder approval. The Amended and Restated Plan is designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

PROPOSED AMENDMENTS REQUIRING STOCKHOLDER APPROVAL


            There are no shares available for issuance under the 1996 Stock Option Plan. Consequently, the Board has adopted the Amended and Restated Plan (the "Amended and Restated Plan"), the full text of which is attached hereto as Exhibit A. The Amended and Restated Plan would increase the maximum number of shares of the Company's Common Stock issuable upon the exercise of stock options granted or to be granted under the 1996 Stock Option Plan from 400,000 to 1,500,000 shares (subject to adjustment as described under the Amended and Restated Plan).

            In addition, under the 1996 Stock Option Plan, each director who was not a salaried employee of the Company on November 4, 1996, the date the 1996 Stock Option Plan was approved by stockholders, was granted on such date an option to purchase 5,000 shares of Common Stock. On the date on which an individual who was not a salaried employee of the Company first became a director, he or she was granted an option to purchase 5,000 shares of Common Stock. In addition, immediately following each annual meeting of stockholders at which directors are elected, each person who was not a salaried employee of the Company and was then a director was granted an option to purchase an additional 5,000 shares of Common Stock. The Amended and Restated Plan contains a provision, subject to stockholder approval, which would eliminate these mandatory director grants and provide the Compensation Committee with the discretionary authority to grant options to both employee and non-employee directors.

            The following summary of certain material features of the Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Plan, the full text of which is attached hereto as Exhibit A.

SHARES SUBJECT TO THE OPTION AND ELIGIBILITY

            If the proposed amendments are approved by stockholders, the Amended and Restated Plan would authorize the grant of options to purchase a maximum of 1,500,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Amended and Restated Plan. Twenty-six employees and consultants of the Company are currently eligible to receive grants of options under the Amended and Restated Plan.


            Set forth in the table below is information as to the number of shares as to which options have been granted under the Amended and Restated Plan to date and have not been canceled, and are currently outstanding and held by the Named Executive Officers, each other person who has received 5% of the options issauble under the Amended and Restated Plan, all current executive officers as a group, all current directors who are not executive officers as a group and all current employees, including all current officers who are not executive officers, as a group.

                                                             Number of Shares
                                                                Underlying
       Name                                                 Option Grants (1)
       ----                                                 -----------------

Sebastian E. Cassetta...........................................225,000

Steven T. Francesco (2).........................................      0
Mario F. Rossi..................................................151,500
William Logar...................................................108,500
Thomas Haller................................................... 90,000
Michael Fishman.................................................160,000
Jonathan Paschkes...............................................160,000
Patricia Brajnikoff............................................. 89,750
Gerard LaPorte.................................................. 83,725
Randy Santossio................................................. 80,000


All current executive officers as a group.......................466,500
All current directors who are not executive
  officers as a group...........................................110,000
All employees and consultants, including all current
  officers who are not executive officers, as a group...........894,975


-------------------

(1) Under the 1996 Stock Option Plan, options for the purchase of 203,475 shares of Common Stock were issued and outstanding. On February 23, 1998, the Compensation Committee of the Board of Directors approved the grant of options for the purchase of an additional 1,283,000 shares of Common Stock. Of such amount, 1,086,475 are subject to stockholder approval. The purchase price of all outstanding options is $2.00 per share. Each option expires 10 years from the date of grant (September 23, 2007 or February 22, 2008).


(2) When Mr. Francesco's employment agreement with the Company was terminated by the Board of Directors, the 100,000 options previously granted to him under the 1996 Stock Option Plan were canceled.


            On March 25, 1998, the high ask and low bid prices of the Company's Common Stock as reported by NASDAQ Small Cap were $_____ and $_____ per share, respectively. As of March 25, 1998, none of the options granted under the Amended and Restated Plan were exercisable, except options granted to non-employee directors.


TYPE OF OPTIONS

            Options granted under the Amended and Restated Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs").

ADMINISTRATION

            The Amended and Restated Plan is administered by a committee of the Board of Directors (the "Compensation Committee") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of the Compensation Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The current members of the Compensation Committee are Messrs. Guazzoni and Steele

            Among other things, the Compensation Committee is empowered to determine, within the express limits contained in the Amended and Restated Plan: the employees and consultants to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Compensation Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Amended and Restated Plan and to make all other determinations necessary or advisable for administering the Amended and Restated Plan and to construe the Amended and Restated Plan.

TERMS AND CONDITIONS OF OPTIONS

            Options granted under the Amended and Restated Plan are subject to, among other things, the following terms and conditions:

            (a) The exercise price of each option will be determined by the Compensation Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

            (b) Options may be granted for terms determined by the Compensation Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

            (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 125,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

            (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract
                  ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Common Stock or any combination thereof.

            (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

            (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However if the relationship was terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

            (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

            (h) The exercise price of each share of Common Stock under any option granted to a non-employee director under the Amended and Restated Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted. Each non-employee director option is for a term of five years and may be exercised at any time during such term; provided however, that such option shall terminate immediately if such director is terminated for cause or is not nominated by the Board for reelection.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES, INCLUDING A CHANGE IN CONTROL

            Appropriate adjustments will be made in number and kind of shares available under the Amended and Restated Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of any Change in Control of the Company (as defined in the Amended and Restated Plan), any outstanding options shall immediately become exercisable in full.

DURATION AND AMENDMENT OF THE AMENDED AND RESTATED PLAN

                  No option may be granted under the Amended and Restated Plan after April 15, 2006. The Board of Directors may at any time terminate or amend the Amended and Restated Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any change for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

            The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including the exercise of an option with previously-acquired shares or the state or local income or other tax consequences relating to stock options.

            An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

            Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held, in an amount equal to the difference between the selling price of such shares and the exercise price of such option increased by the amount of ordinary income recognized upon exercise of such option. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Long-term capital gain is generally subject to a 20% maximum federal income tax rate if the shares are held for more than 18 months and a 28% maximum tax rate if the shares are held for more than 12 months but not greater than 18 months.

            Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to a 20% maximum federal income tax rate if the shares are held for more than 18 months and a 28% maximum tax rate if the shares are held for more than 12 months but not greater than 18 months. However, if the optionee disposes of such shares prior to the expiration of the required holding periods, all or portion of the gain will be treated as ordinary income and the Company will generally be entitled to a deduction in the same amount.

            In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

BOARD RECOMMENDATION OF THE PROPOSED AMENDMENTS TO THE 1996 STOCK OPTION PLAN


            Under the 1996 Stock Option Plan, options for the purchase of 203,475 shares of Common Stock were issued and outstanding as of February 22, 1998. On February 23, 1998, the Board of Directors approved the grant of options for the purchase of an additional 1,283,000 shares of Common Stock. Of such amount 1,086,475 are subject to stockholder approval. The Board believes that the best interests of the Company will be served by increasing the maximum number of shares available for issuance under the Amended and Restated Plan and thereby approving the grants previously made thereunder by the Board. The Board believes that prior stock option awards under the 1996 Stock Option Plan have enabled the Company to compete for qualified personnel, to retain said personnel as employees or directors of the Company, and to motivate such personnel and align their long term interests with those of the stockholders. In order to remain competitive in attracting and retaining qualified employees and directors and to continue to provide such employees and directors with proper motivation and incentives to work toward increasing the value of the Company for stockholders, the Board believes that the proposed amendment increasing the number of shares available under the Amended and Restated Plan should be approved.


            In addition, the Board of Directors believes that the best interests of the Company will be served by eliminating the provisions in the 1996 Stock Option Plan granting non-employee directors non-discretionary grants of 5,000 options. In view of the fact that each non-employee director does not make an identical contribution to the Company and in further recognition of the fact that non-employee directors receive no cash compensation for so serving, the Board further believes it would be appropriate to eliminate the mandatory grant of options for 5,000 shares per annum and replace it with discretionary grants from time to time as determined by the Compensation Committee in recognition of actual contributions by each non-employee director.


REQUIRED VOTE

            Approval of the amendments to the 1996 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" approval of the amendments to the 1996 Stock Option Plan.

                                   PROPOSAL TO
                AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

            The Board of Directors has unanimously approved and recommends to stockholders that they consider and approve a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share, from 15,000,000 shares to 40,000,000 shares. If the proposed amendment is approved, Article FOUR of the Company's Certificate of Incorporation would be amended to read as set forth on Exhibit B attached to this Proxy Statement.


            On September 30, 1997, the Company completed a private placement of 4,000 Prepaid Common Stock Purchase Warrants (the "Prepaid Warrants") to certain accredited investors (the "1997 Private Placement"). Upon completion of the 1997 Private Placement, the Company had issued an aggregate of 3,695,000 shares of Common Stock and had reserved an aggregate of 10,912,720 shares for issuance upon exercise of stock options, the Prepaid Warrants and certain other warrants previously issued by the Company. This left only 392,280 shares available for issuance to Mr. Bruno Guazzoni (the "Consultant") upon his exercise of the Consultant Warrants to purchase 3,555,555 shares of Common Stock which were issued to him by the Company pursuant to his consulting agreement with the Company, dated September 29, 1997 (the "Consulting Agreement"). Since the number of authorized and available shares of the Company was insufficient to enable the exercise in full of the Consultant Warrants, Mr. Cassetta, Mr. Francesco and the Consultant entered into an agreement, dated September 29, 1997 (the "Amendment Agreement"), whereby the Company agreed to use its best efforts to obtain stockholder approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock available for issuance to at least forty million (40,000,000) shares. Pursuant to the Amendment Agreement, Messrs. Cassetta and Francesco agreed to vote all of their Insider Shares (as defined above), which currently represent approximately 30.7% of the total number of issued and outstanding Common Stock of the Company, in favor of this Proposal. If this proposed amendment is not approved by the stockholders, Messrs. Cassetta and Francesco have each agreed to submit their certificates representing their Insider Shares to the transfer agent for cancellation and to cause the Company to instruct the Company's transfer agent to reserve such canceled shares for the benefit of the Consultant. The Consulting Agreement was amended by letter, dated February 9, 1998, from Mr. Guazzoni to the Company, which letter provided that the Consultant Warrants for 3,055,555 shares would not be exercisable without approval of the stockholders of the Company as long as the Company maintains its listing on the NASDAQ Small Cap Market. SEE "Proposal to Approve the Issuance of Consultant Warrants to Purchase 3,055,555 shares of Common Stock of the Company to a Consultant of the Company."

            The Board of Directors believes that the 1997 Private Placement was in the best interests of the Company's stockholders and was essential in order to maintain the Company's listing on the NASDAQ Small Cap Market and to enable the Company to continue its operations. The Board of Directors further believes that an increase in the amount of authorized shares of Common Stock of the Company is desirable and in the best interest of the Company in order to adequately compensate the Consultant for his services in connection with the 1997 Private Placement and to ensure that his services will be provided to the Company in the future. As the Company is currently not in compliance with the listing requirements of the NASDAQ Small Cap Market and requires additional financing in order to maintain its listing on the NASDAQ Small Cap Market, the Company may rely on the services of the Consultant in order to obtain such financing. Moreover, the Company will require the availability of additional securities for issuance in order to raise approximately $3,000,000 to maintain its listing on the NASDAQ Small Cap Market.


            Moreover, the Company believes it is fair and reasonable to adopt such an amendment in order to honor its commitments under the Amendment Agreement, to avoid the harsh penalties of stock forfeiture by its current board members, Messrs. Cassetta and Francesco, and to provide the incentive of stock ownership to Mr. Cassetta, the Chief Executive Officer of the Company. Moreover, approval of the amendment would provide additional shares which would be available for activities including raising additional capital, future stock distributions, acquisitions and other general corporate purposes. Except as specifically provided herein, the Company has no present plans to issue any of such shares.


            If the proposed amendment is approved, the additional shares of Common Stock, when issued, will have the same voting and other rights as the Company's presently authorized Common Stock. The present holders of Common Stock will not have preemptive rights to subscribe for additional shares of Common Stock. Such shares may be issued by the Board of Directors without further stockholder action except as required by law. The Company's present stockholders may be diluted by any future issuances of Common Stock. However, because the Company may need cash for continuing operations and to maintain its listing on the NASDAQ Small Cap Market and in order to make the Company attractive to any potential investors, the Board of Directors believes that it is necessary that the Company have the ability to issue additional shares of Common Stock.


            Although an increase in the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the proposed amendment is not being proposed in response to any effort, of which the Company is aware, to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the amendments to Article FOUR of the Certificate of Incorporation, the Board does not currently contemplate recommending the adoption of any other amendments to the Company's Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

            If the proposed amendment is adopted, there would be an additional 21,836,725 authorized shares of Common Stock that are not outstanding or reserved for issuance. As of the Record Date, the Company had 3,958,339 shares of Common Stock issued and 11,041,661 shares of Common Stock reserved for future issuance upon the exercise of certain warrants and options.

EFFECTIVE DATE

            If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware amending the Company's Certificate of Incorporation as set forth on Exhibit B attached to this Proxy Statement, which filing will be made as soon as reasonably practicable after stockholder approval.

REQUIRED VOTE

            Approval of the Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this Proposal. The Board of Directors recommends a vote "FOR" approval of the Proposal.


                                   PROPOSAL TO
                       AMEND THE COMPANY'S CERTIFICATE OF
               INCORPORATION TO CREATE A CLASS OF PREFERRED STOCK

            The Board of Directors has unanimously approved and recommends to stockholders that they consider and approve a proposal to amend the Company's Certificate of Incorporation to create a class of 1,000,000 shares of Preferred Stock, par value $.01 per share. If the proposed amendment is approved, Article FOUR of the Company's Certificate of Incorporation would be amended to read as set forth on Exhibit B attached to this Proxy Statement.

            The Board of Directors believes that the creation of a new class of Preferred Stock is desirable so that additional shares would be available for raising capital, future stock distributions, acquisitions and other general corporate purposes. The Company has no present plans to issue any of such shares. If the proposed amendment is approved, the new shares of Preferred Stock, when issued, will have such designations, powers, preferences and rights and the qualifications, limitations or restrictions (which may differ with respect to each series) as the Board of Directors may fix by resolution. Any holders of Common Stock will be subject to the rights of holders of outstanding shares of any Preferred Stock, including without limitation any preferential rights as to liquidation and dividends. In addition, the issuance of shares of Preferred Stock could adversely affect the rights of existing shares of Common Stock to share in amounts available for payment of dividends and in the Company's assets upon liquidation. The Board of Directors does not presently intend to declare dividends or propose a liquidation of the Company. The holders of Common Stock will not have preemptive rights to subscribe for any shares of

Preferred Stock. Such shares may be issued by the Board of Directors without further stockholder action except as required by law. As a result, the Company's present stockholders may be diluted by any future issuances of Preferred Stock. However, because the Company may need cash for continuing operations and to maintain its listing on the NASDAQ Small Cap Market and in order to make the Company attractive to any potential investors, the Board of Directors believes that it is necessary that the Company have the ability to issue shares of Preferred Stock.


            Although the creation of the class of Preferred Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the proposed amendment is not being proposed in response to any effort, of which the Company is aware, to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the amendments to Article FOUR of the Certificate of Incorporation, the Board does not currently contemplate recommending the adoption of any other amendments to the Company's Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.


EFFECTIVE DATE

            If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware amending the Company's Certificate of Incorporation as set forth on Exhibit B attached to this Proxy Statement, which filing will be made as soon as reasonably practicable after stockholder approval.

REQUIRED VOTE

            Approval of the Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this Proposal. The Board of Directors recommends a vote "FOR" approval of the Proposal.

                                   PROPOSAL TO
                       APPROVE THE ISSUANCE OF WARRANTS TO
                  PURCHASE 3,055,555 SHARES OF COMMON STOCK OF
                   THE COMPANY TO A CONSULTANT OF THE COMPANY

            The Board of Directors has  unanimously  approved and  recommends to stockholders that they consider a proposal to approve the issuance of Consultant Warrants to purchase 3,055,555 shares of Common Stock to Mr. Bruno Guazzoni, a consultant of the Company (previously and hereinafter defined as the "Consultant").


            In connection with the consummation of the 1997 Private Placement, Mr. Bruno Guazzoni provided certain financial and investment banking advisory services to the Company. As consideration for these services and future services to be provided by him over a five-year period commencing September 29, 1997, the Company and Mr. Bruno Guazzoni entered into a Consulting Agreement, dated as of September 29, 1997. Mr. Bruno Guazzoni has provided and/or will provide the following services to the Company: (i) advisory services relating to financial and strategic ventures and alliances, including, but not limited to, assisting the Company in identifying and contacting potential joint venture and strategic partners and advising the Company in its negotiations with such partners; (ii) investment banking and general financial advisory services, including, but not limited to, providing asset management expertise, identifying sources of debt and equity financing, structuring and placing debt and equity financing and related services; and (iii) advising and assisting the Company in its market development activities, including, but not limited to, expansion into new geographic and product markets, identifying new customers for the Company's products and services overseas and introducing the Company to potential distributors and customers. Pursuant to the Consulting Agreement, the Company issued to Mr. Guazzoni the Consultant Warrants to acquire 3,555,555 shares of Common Stock of the Company exercisable at $1.125 per share, subject to certain terms and conditions set forth in the Consultant Warrants. Pursuant to the terms of the Consultant Warrants, except under certain circumstances, the Consultant is not entitled to exercise the Consultant Warrants to the extent that such exercise would cause the Consultant to beneficially own more than 4.99% of the total outstanding Common Stock of the Company. The exercise price of the Consultant Warrants was based upon the market value of the Company's Common Stock during a period of time prior to the execution of the Consulting Agreement. The Consultant Warrants are entitled to certain registration and other rights. The issuance of the Consultant Warrants was approved by the Board of Directors of the Company. However, following discussions among representatives of the Consultant, the Company and NASDAQ Small Cap, and at the request of NASDAQ Small Cap, the Consultant agreed by letter dated February 9, 1998, that Consultant Warrants to acquire 3,055,555 shares of Common Stock shall be subject to the approval of the Company's stockholders at the Annual Meeting as long as the Company maintains its listing on the NASDAQ Small Cap Market. The Company has issued to Mr. Guazzoni Consultant Warrants to acquire 500,000 shares of Common Stock which are not subject to stockholder approval. If the stockholders vote against this Proposal, the Consultant Warrants to purchase an additional 3,055,555 shares of Common Stock shall not become exercisable as long as the Company maintains its listing. Since there are not enough authorized shares available to enable the exercise of all of the Consultant Warrants in full, the issuance by the Company is further subject to the approval of the Proposal to increase the amount of authorized shares of Common Stock to 40,000,000 shares for the reasons set forth therein. SEE "Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock."

            The Board of Directors believes that issuing the 3,055,555 Consultant Warrants to the Consultant is desirable and in the best interests of the Company in order to compensate the Consultant for services rendered to the Company in connection with the 1997 Private Placement, for services to be rendered by the Consultant in the future and in order to preserve the Company's current relationship with the Consultant. Since the Company is not currently in compliance with the NASDAQ Small Cap Market's continued listing requirements, it believes that the Consultant's services may be necessary to secure alternative financing sources in order to obtain such compliance with the NASDAQ Small Cap Market's continued listing requirements.

            The Consultant and his affiliate purchased $569,000 and $1,100,000, respectively of Prepaid Warrants in the 1997 Private Placement, entitling them to a minimum aggregate of approximately 1,192,142 shares upon exercise of their Prepaid Warrants, which number is subject to certain adjustments and may increase depending upon the market price of the Common Stock. Pursuant to the terms of the Prepaid Warrants, except under certain circumstances, neither the Consultant nor his affiliate is entitled to exercise the Prepaid Warrants to the extent that such exercise would cause each of the Consultant or his affiliate to beneficially own more than 4.99% of the total outstanding Common Stock of the Company. If the issuance of these additional Consultant Warrants is approved, the Company's present stockholders would suffer dilution in their percentage ownership upon their exercise which could be significant. Moreover, if the Consultant and his affiliate waived the limitation combined in the Consultant Warrants and the Prepaid Warrants as to the number of shares they could beneficially own, upon exercise of such Warrants they could (assuming no other Prepaid Warrants were exercised), own a majority of the Company's Common Stock.


            Since the Consultant was successful in obtaining necessary funds for the Company in the past which enabled the Company to maintain its listing on the NASDAQ Small Cap Market, the Company agreed to issue all of the Consultant Warrants despite the dilution which would result from the issuance of the Common Stock upon exercise of these Consultant Warrants. Since the Company currently needs cash for continuing operations and to maintain its NASDAQ Small Cap listing, it is desirable that the Company have the ability to raise such capital by all available means, including through the efforts of the Consultant.


REQUIRED VOTE

            Approval of the Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this Proposal. The Board of Directors recommends a vote "FOR" approval of the Proposal.

                                   PROPOSAL TO
                 RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

            The firm of Ernst & Young LLP has served as the independent auditors of the Company since June 1994. The Board of Directors has appointed Ernst & Young LLP to continue as the independent auditors of the Company for the fiscal year ending June 30, 1998, subject to ratification by the Company's stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

            Ratification of the appointment of independent auditors requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1998.


                                 OTHER BUSINESS

            The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

            Under the rules of the SEC, stockholder proposals intended for inclusion in the proxy statement for the Company's 1998 Annual Meeting of Stockholders must be received by the Company's Secretary no later than a reasonable period prior to the solicitation of proxies for such meeting.

                              FORM 10-KSB EXHIBITS

            The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB and any amendments thereto requested by any person solicited hereunder.




                                              By Order Of the Board of Directors


                                              Sebastian E. Cassetta
                                              Secretary


Stamford, Connecticut
March  30, 1998

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                             1996 STOCK OPTION PLAN

                                       OF

                             SMARTSERV ONLINE, INC.


1. PURPOSES OF THE PLAN. This amended and restated stock option plan (as amended and restated, the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees), to consultants and to Non-Employee Directors (as defined in Paragraph 19) of SmartServ Online, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,500,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.


3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Compensation Committee") consisting of not less than two directors. During such time as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), each member of the Compensation Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 promulgated under such act until September 30, 1996 and (b) from and after September 30, 1996 a "non-employee director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). A majority of the members of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Compensation Committee. With respect to Non-Employee Director Options, the Plan shall also be administered by the Compensation Committee. For the purpose of administering the grant of Non-Employee Director Options, the Compensation Committee shall have all the duties and powers specifically provided herein with respect to the grant of Employee Options, and the Plan shall be construed accordingly.

            Subject to the express provisions of the Plan, the Compensation Committee shall have the authority, in its sole discretion, with respect to Employee Options and Consultant Options (as defined in Paragraph 19): to determine the key employees who shall be granted Employee Options and the consultants who shall be granted Consultant Options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph
19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); and with respect to Employee Options, Consultant Options and Non-Employee Director Options (as defined in Paragraph 19): the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, PROVIDED, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and FURTHER, PROVIDED, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after September 30, 1996 to approve any provision which under Rule 16b-3 requires approval by the Board of Directors, a committee of non-employee directors or the stockholders of the Company in order to be exempt under Rule 16b-3 (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Compensation Committee in its sole discretion. The determinations of the Compensation Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Compensation Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

4. ELIGIBILITY; GRANTS. The Compensation Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, and Consultant Options to consultants to, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Compensation Committee may determine, in its sole discretion; PROVIDED, HOWEVER, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 125,000 shares; and FURTHER, PROVIDED, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO. The Compensation Committee may, from time to time, grant Non-Employee Director Options to Non-Employee Directors.

5.    EXERCISE  PRICE.  The  exercise  price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Compensation Committee in its sole discretion; PROVIDED, HOWEVER, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant.


            The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The NASDAQ Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.


6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Compensation Committee, in its sole discretion; PROVIDED, HOWEVER, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the
Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall be exercisable for a term of five years commencing on the date of grant.

7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

            The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Compensation Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; PROVIDED, HOWEVER, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

            In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

            For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

            Except as provided below, a Non-Employee Director Option may be exercised at any time during its five year term. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent; PROVIDED, HOWEVER, that if (a) he is terminated as a director of the Company for cause, such option shall terminate immediately, or
(b) he ceases to be a director of the Company because he is not nominated by the Board of Directors for reelection as a director, such option may be exercised at any time within one year after he ceases to be a director of the Company, but not thereafter and in no event after the date the option otherwise would have expired.

            Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent or the stockholders of the Company to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent,
(b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

            Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has termi nated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his Legal Representative.

10. COMPLIANCE WITH SECURITIES LAWS. The Compensation Committee may require, in its sole discretion, as a condition to the exercise of any option that either
(a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

            The Compensation Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Compensation Committee, which the Compensation Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.


            In addition, if at any time the Compensation Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, NASDAQ or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee.


11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Compensation Committee.

12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to future Non-Employee Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

            All outstanding options shall become immediately exercisable in full upon the occurrence of a "Change in Control". For this purpose, a Change in Control shall be deemed to have occurred if (a) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Act; (b) when any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Act), except for an employee stock ownership trust (or any of the trustees thereof), becomes a beneficial owner, directly or indirectly, of securities of the Company representing 15% or more of the Company's then outstanding securities having the right to vote on the election of directors, unless the transaction in which such person becomes such a beneficial owner was approved by a vote of at least two-thirds of the directors then still in office who were directors before such transaction was consummated; (c) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least 51% of the entire Board of Directors; (d) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board of Directors; (e) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least 80% of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (f) if the stockholders of the Company approve a plan of complete liquidation of the Company; or (g) if the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on April 16, 1996 and amended on September 30, 1996, December 6, 1996 and February 23, 1998. No option may be granted under the Plan after April 15, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive options hereunder or (c) make any change for which applicable law or regulatory authority requires stockholder approval. Notwithstanding the foregoing, prior to September 30, 1996 the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Non-Employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Compensation Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect.

15. WITHHOLDING TAXES. The Company may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Compensation Committee determines is necessary to satisfy the Company's obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discre tion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

            The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

            (b) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is not a salaried employee of the Company or any of its Subsid iaries.

            (c) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            (d) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

            (e) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

            (f) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company but who is not a salaried employee of the Company or any of its Subsidiaries.

            (g) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

            (h) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

            (i)   Subsidiary.   The  term  "Subsidiary"   shall  have  the  same
definition as "subsidiary corporation" in Section 424(f) of the Code.

20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

            Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; PROVIDED, HOWEVER, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval.

                                                                       EXHIBIT B


                            CERTIFICATE OF AMENDMENT
                                     OF THE
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             SMARTSERV ONLINE, INC.


It is hereby certified that:

            1.    The  name  of  the   corporation   (hereinafter   called   the
"Corporation") is SMARTSERV ONLINE, INC.

            2. The certificate of incorporation of the Corporation is hereby amended by striking out Article "FOUR" thereof and by substituting in lieu of said Article the following new Article "FOUR":

                  "FOUR:  The aggregate  number of shares which the  Corporation shall have authority to issue is 45,000,000, divided into two classes: (i) 40,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"); and (ii) 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

            A.    COMMON STOCK

                  (1) GENERAL.  The voting,  dividend and liquidation  rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any class as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any class.

                  (2) VOTING. Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

                  (3) DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

                  (4) LIQUIDATION. Upon the dissolution or liquidation of the Company, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Company available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

            B.    PREFERRED STOCK

                  The Preferred  Stock may be issued,  from time to time, in one or more series, with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors from time to time, pursuant to the authority herein given, a copy of which resolution or resolutions shall have been set forth in a Certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                        (1) the number of shares  constituting  that  series and
                  the distinctive designation of that series;

                        (2) whether  the holders of shares of that series  shall
                  be entitled to receive dividends and, if so, the rates of such dividends, conditions under which and times such dividends may be declared or paid, the preference of any such dividends to, in relation to, the dividends payable on any other class or classes of stock or any other series of the same class and whether dividends shall be cumulative or noncumulative and, if cumulative, from which date or dates;

                        (3) whether  the holders of shares of that series  shall
                  have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

                        (4) whether shares of that series shall have  conversion
                  or exchange privileges into or for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or other class or classes of stock of the Corporation and, if so, the terms and conditions of such conversion or exchange including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

                        (5) whether  shares of that series  shall be  redeemable
                  and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                        (6) whether  shares of that  series  shall be subject to
                  the operation of a retirement or sinking fund and, if so subject, the extent to and the manner in which it shall be applied to the purchase or redemption of the shares of that series, and the terms and provisions relative to the operation thereof;

                        (7) the rights of shares of that  series in the event of
                  voluntary or involuntary liquidation, dissolution or winding up of the Corporation and any preference of any such rights to, and the relation to, the rights in respect thereto of any class or classes of stock or any other series of the same class; and

                        (8) whether  shares of that  series  shall be subject or
                  entitled to any other preferences, and the other relative, participating, optional or other special rights and qualifications, limitations or restrictions of shares of that series and, if so, the terms thereof;

                  PROVIDED, HOWEVER, that if the stated dividends and amounts payable on liquidation with respect to shares of any series of Preferred Stock are not paid in full, then the shares of all series of Preferred Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets (other than by way if dividends) in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full."

            3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on April ___, 1998.




                                  ----------------------------------------------
                                  Sebastian E. Cassetta, Chief Executive Officer

Attest:



-----------------------------------
Thomas Haller, Vice President

                             SMARTSERV ONLINE, INC.
                                  Metro Center
                                One Station Place
                           Stamford, Connecticut 06902
                         THIS PROXY IS SOLICITED BY THE
                        COMPANY'S BOARD OF DIRECTORS FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 24, 1998

     The undersigned stockholder of SmartServ Online, Inc., a Delaware corporation (the "Company"), hereby appoints Sebastian E. Cassetta and Thomas W. Haller, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company, to be held on Friday, April 24, 1998, at 11:00 a.m., local time, at the Hotel
Inter-Continental, 111 East 48th Street, New York, New York and at any adjournments or postponements thereof.


     The Board of Directors unanimously recommends a vote FOR the election of all the nominees for election as Class II directors listed below and FOR proposals (2), (3), (4), (5) and (6).

(1)  Election of Mario F. Rossi and Robert H. Steele as Class II directors.

   [_] FOR all nominees listed above,        [_] WITHHOLD AUTHORITY to vote
       except vote withheld from the             for all nominees.
       following nominees (if any).

(INSTRUCTIONS: to withhold authority to vote for an individual nominee, strike that nominee's name from the list above.)

(2) Approval of amendments to the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") to increase the number of shares available for grant of options under the 1996 Stock Option Plan from 400,000 shares to 1,500,000 shares, eliminate the 1996 Stock Option Plan's provision for mandatory annual grants of options to non-employee directors and grant the Company's Compensation Committee discretionary authority to grant options to both employee and non-employee directors, as set forth in the Amended and Restated 1996 Stock Option Plan attached to the Proxy Statement as Exhibit A.

                      FOR [_]      AGAINST [_]      ABSTAIN [_]


(3) Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Common Stock, par value $.01 per share, of the Company from 15,000,000 shares to 40,000,000 shares.

                      FOR [_]      AGAINST [_]      ABSTAIN [_]


(4) Approval of an amendment to the Company's Certificate of Incorporation to create a class of Preferred Stock, par value $.01 per share, of the Company consisting of 1,000,000 authorized shares.

                      FOR [_]      AGAINST [_]      ABSTAIN [_]


(5) Approval of the issuance of warrants to purchase 3,055,555 shares of Common Stock of the Company to a consultant of the Company.

                      FOR [_]      AGAINST [_]      ABSTAIN [_]


(6) Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1998.

                      FOR [_]      AGAINST [_]      ABSTAIN [_]


(7) Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


                              (see reverse side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES LISTED ABOVE AND IN FAVOR OF PROPOSALS (2), (3), (4), (5) AND (6).

     The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, (iii) the Company's 1997 Annual Report and
(iv) the Company's Quarterly Report for the fiscal quarter ended December 31, 1997.

                                                 ----------------------------
                                                 (Date)

                                                 ----------------------------
                                                 (Signature)

                                                 ----------------------------
                                                 (Signature, if held jointly)

                                                IMPORTANT:  Please sign  exactly
                                                as your name appears  hereon and
                                                mail it promptly even though you
                                                now plan to  attend  the  Annual
                                                Meeting. When shares are held by
                                                joint tenants, both should sign.
                                                When    signing   as   attorney,
                                                executor, administrator, trustee
                                                or  guardian,  please  give full
                                                title as such. If a corporation,
                                                please  sign in  full  corporate
                                                name  by   president   or  other
                                                authorized    officer.    If   a
                                                partnership,   please   sign  in
                                                partnership  name by  authorized
                                                person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
          CARD PROMPTLY IN THE POSTAGE-PREPAID REPLY ENVELOPE PROVIDED.